SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 24, 2002
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




         OHIO                       File No. 1-5964              23-0334400
    ---------------                ------------------         ---------------
     (State or other               (Commission File           (IRS Employer
     jurisdiction of               Number)                    Identification
     incorporation)                                           Number)


           P.O. Box 834, Valley Forge, Pennsylvania      19482


    Registrant's telephone number, including area code: (610) 296-8000
                                                        --------------



                              Not Applicable
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        (Former name or former address, if changed since last report)

Item 5.  Other Events.
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         On July 24, 2002, IKON Office Solutions, Inc. (the "Company" or "IKON")
announced results for the third quarter of fiscal year 2002. The Company's press release dated July 24, 2002 containing further detail is attached.

This report includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to the Company's outlook for the fourth quarter and fiscal year 2002, our long-term profitability and growth opportunities, and the execution and impact of the Company's strategies. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's 2001 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c.   The following exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K:

     (99) Press Release dated July 24, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          IKON OFFICE SOLUTIONS, INC.




                                          By:  /s/ WILLIAM S. URKIEL
                                               ------------------------------
                                                   William S. Urkiel
                                                   Senior Vice President and
                                                   Chief Financial Officer



Dated:  July 31, 2002